SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Earliest Event Reported: April 11, 2003

                         ENVIRONMENTAL SAFEGUARDS, INC.
             (Exact name of registrant as specified in its charter)

             Nevada                     000-21953             87-0429198
  (State or other jurisdiction of      (Commission          (IRS Employer
  incorporation or organization)       File Number)      Identification No.)

                         2600 South Loop West, Suite 645
                              Houston, Texas 77054
          (Address of principal executive offices, including zip code)

                                 (713) 641-3838
               (Registrant's telephone number, including area code)


Item 7.  Financial Statements and Exhibits

(a)  Financial Statements.

          None.


(b)  Exhibits.

     99.1           Press Release dated April 11, 2003.


Item 9.   Regulation FD Disclosure

Item 12.  Results of Operations and Financial Condition

     On April 11, 2003 we issued a press release setting forth our financial results for the year ended December 31, 2002.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ENVIRONMENTAL SAFEGUARDS, INC.


                                        (signed) _______________________________

     Date:  April 15, 2003              by: /s/ James S. Percell, President
                                        James S. Percell, President


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